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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Prospect Street® High Income Portfolio Inc.

(Name of Registrant as Specified In Its Charter)

Prospect Street® Income Shares Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240
April 7, 2005
Dear Stockholder:
      You are cordially invited to attend the Annual Meeting of Stockholders of Prospect Street® High Income Portfolio Inc. (“PHY”) and Prospect Street® Income Shares Inc. (“CNN” and together with PHY, the “Funds”) to be held at the Hilton Suites, Dallas Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 20, 2005, at 9:00 a.m. Since the proposals are similar for each Fund, we have combined the Funds’ proxy statements to save on fund expenses. In addition to voting on the relevant proposal described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a stockholder.
      We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

Sincerely,

/s/ JAMES D. DONDERO

James D. Dondero
President

THE INVESTMENT ADVISER AND PHY DISTRIBUTOR
VOTING FOR DIRECTORS
PROPOSAL 1A ELECTION OF DIRECTORS: PHY ONLY
PROPOSAL 1B ELECTION OF DIRECTORS: CNN ONLY
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEES
ANNUAL REPORT
OTHER MATTERS TO COME BEFORE THE MEETING
ADDITIONAL INFORMATION

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2005

       The Annual Meeting of Stockholders (the “Annual Meeting”) of each of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN” and together with PHY, the “Funds”), each a Maryland corporation, will be held at the Hilton Suites, Dallas Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 20, 2005, at 9:00 a.m., for the following purposes:
      Proposal 1A (PHY Only):

To elect Timothy K. Hui and Scott F. Kavanaugh as Class II Directors of PHY, to serve for a three-year term expiring at the 2008 annual meeting and until his successor is duly elected and qualified;
      Proposal 1B (CNN Only):

To elect R. Joseph Dougherty as a Class I Director of CNN, to serve for a three-year term expiring at the 2008 annual meeting and until his successor is duly elected and qualified; to elect Timothy K. Hui and Scott F. Kavanaugh as Class II Directors of CNN, each to serve for a one-year term expiring at the 2006 annual meeting and until his successor is duly elected and qualified; and to elect Bryan A. Ward and James F. Leary as Class III Directors of CNN, each to serve for a two-year term expiring at the 2007 annual meeting and until his successor is duly elected and qualified; and
      For Each Fund:

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.
      The close of business on March 18, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.
      Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy.

By Order of the Board of Directors

/s/ M. JASON BLACKBURN

M. Jason Blackburn
Secretary
April 7, 2005
Dallas, Texas

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

COMBINED PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 20, 2005

       This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN” and together with PHY, the “Funds”), each a Maryland corporation, for use at each Fund’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Hilton Suites, Dallas Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 20, 2005, at 9:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 7, 2005. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
      This Combined Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and forms of proxy were sent to stockholders on or about April 7, 2005. Each Board of Directors has fixed the close of business on March 18, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 30,795,151 shares of PHY’s Common Stock and 1,600 shares of PHY’s Auction Rate Cumulative Preferred Shares (for each of PHY and CNN, the “Preferred Shares”) were issued and outstanding. As of the Record Date, 9,947,104 shares of CNN’s Common Stock and 1,200 shares of CNN’s Preferred Shares were issued and outstanding. Stockholders of a Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.
      If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Boards of Directors do not know of any matter to be considered at the Annual Meeting other than the election of Directors referred to in this Combined Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Fund Secretary or by returning a later-dated proxy before the Annual Meeting.
      The presence in person or by proxy of stockholders of a Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum (“Quorum”) for that Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual

Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes for which authority was withheld and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Annual Meeting in person or by proxy.
      Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” or “against” a proposal.
      In addition to soliciting proxies by mail, the Fund’s officers and employees of the Funds’ investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid by the Funds.
THE INVESTMENT ADVISER AND PHY DISTRIBUTOR
      Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to each Fund. B. Riley & Co., Inc., with its principal office at 11150 Santa Monica Boulevard, Suite 750, Los Angeles, California 90025, serves as the distributor for PHY’s at-the-market offerings of shares on the New York Stock Exchange (the “NYSE”).
VOTING FOR DIRECTORS
      In elections of a Fund’s Directors, the holders of any outstanding Preferred Shares, as a separate class, will vote to elect two Directors, the holders of the Common Stock, as a separate class, will vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, will elect the remaining Directors of the Fund. The Boards for PHY and CNN have each designated Timothy K. Hui and Bryan A. Ward as the Directors to be elected by holders of the Preferred Shares; Scott F. Kavanaugh and James F. Leary as the Directors to be elected by holders of the Common Stock; and R. Joseph Dougherty as the Director to be elected by holders of the Preferred Shares and Common Stock.
      In addition, during any period in which a Fund has not paid dividends on the Preferred Shares in an amount equal to two full years’ dividends (“Voting Period”), the holders of Preferred Shares, voting as a separate class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares. If the Fund has not so paid dividends, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The additional Directors elected by the holders of the Preferred Shares, together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

PROPOSAL 1A
ELECTION OF DIRECTORS: PHY ONLY
      The holders of PHY’s Common Stock are being asked to elect Scott F. Kavanaugh as a Class II Director of PHY, and the holders of PHY’s Preferred Shares are being asked to elect Timothy K. Hui as a Class II Director of PHY, each to serve for a three-year term until the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Kavanaugh and Hui are currently serving as Class II Directors of PHY and each has agreed to continue to serve as a Director if elected. If either Mr. Kavanaugh or Mr. Hui is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.
      The Board of Directors of PHY is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. R. Joseph Dougherty is the Class I Director and was elected to serve a three-year term at PHY’s Annual Meeting of Stockholders held on May 21, 2004. Messrs. Hui and Kavanaugh are currently Class II Directors and will continue to serve as Class II Directors if elected at the Annual Meeting. Messrs. Leary and Ward are Class III Directors and were each re-elected to serve a three-year term at PHY’s 2003 Annual Meeting of Stockholders held on May 16, 2003.
PROPOSAL 1B
ELECTION OF DIRECTORS: CNN ONLY
      During the past fiscal year, it was discovered that the Fund had failed to file Maryland Personal Property Tax Returns for 2002 and 2003. As a result, the Fund’s Charter was forfeited. Once this was discovered, the Personal Property Tax Returns and Articles of Revival were filed with the State of Maryland, which reinstated the Fund’s Charter in good standing. However, stockholders of the Fund must now elect the full Board of Directors pursuant to Maryland law. These events did not cause the Fund any additional expense.
      The Board of Directors of CNN is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. The holders of CNN’s Common Stock and Preferred Shares are being asked to elect R. Joseph Dougherty as a Class I Director of CNN, to serve for a three-year term until the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Dougherty is currently serving as a Class I Director of CNN and will continue to serve as a Class I Director if elected. In addition, the holders of CNN’s Common Stock are being asked to elect Scott F. Kavanaugh as a Class II Director of CNN, and the holders of CNN’s Preferred Shares are being asked to elect Timothy K. Hui as a Class II Director of CNN, each to serve for a one-year term until the 2006 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Kavanaugh and Hui are currently serving as Class II Directors of CNN, and each has agreed to continue to serve as a Class II Director if elected. In addition, the holders of CNN’s Common Stock are being asked to elect James F. Leary as a Class III Director of CNN, and the holders of CNN’s Preferred Shares are being asked to elect Bryan A. Ward as a Class III Director of CNN, each to serve for a two-year term until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Leary and Ward are currently serving as Class III Directors of CNN, and each has agreed to continue to serve as a Class III Director if elected. If either Mr. Dougherty, Mr. Kavanaugh, Mr. Hui, Mr. Leary or Mr. Ward is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.
* * *

Information about Nominees for Director and Continuing Directors for each Fund
      Set forth below is the name and certain biographical and other information for each nominee for Director and for each continuing Director, as reported to the Funds by each nominee for Director and each continuing Director:

Class I — Nominee for Director for CNN with Term Expiring in 2008 and Continuing Director for PHY with Term Expiring in 2007 (Interested Director)*

Name (Age) Address**	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held

R. Joseph Dougherty (34) (Preferred Shares and Common Stock Designee) Senior Vice President (PHY- January 2000; CNN- July 2001) and Chairman of the Board (May 2004) of each Fund	Portfolio Manager of the Adviser. Prior to 2000, he was a Portfolio Analyst for the Adviser.	None

Class II — Nominees for Directors for PHY with Terms Expiring in 2008 and Nominees for Directors for CNN with Terms Expiring in 2006 (Non-Interested Directors***)

Name (Age) Address	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held

Timothy K. Hui (56) (Preferred Shares Designee) Director (PHY- January 2000; CNN- July 2001)	Associate Provost for Graduate Education since July 2004 and Assistant Provost for Educational Resources from July 2001 to June 2004, Philadelphia Biblical University.	None

Scott F. Kavanaugh (44) (Common Stock Designee) Director (PHY- January 2000; CNN- July 2001)	Private Investor. From February 2003 to July 2003, an Executive at Provident Funding Mortgage Corporation. From January 2000 to February 2003, Executive Vice President, Director and Treasurer of Commercial Capital Bank. From April 1998 to February 2003, Managing Principal and Chief Operating Officer of Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, an investment banking firm.	None

Class III — Nominees for Directors for CNN with Terms Expiring in 2007 and Continuing Directors for PHY with Terms Expiring in 2006 (Non-Interested Directors)

Name (Age) Address	Principal Occupation(s)
Position with the Fund (Since)	During the Past Five Years	Other Directorships Held

James F. Leary (74) (Common Stock Designee) Director (PHY- January 2000; CNN- July 2001)	Since 1998, a Managing Director of Benefit Capital Southwest, Inc., a financial consulting firm.	Capstone Series Fund, Inc.; Steward Funds, Inc. (3 portfolios); Pacesetter/MVHC Inc. (small business investment company)

Bryan A. Ward (50) (Preferred Shares Designee) Director (November 2001)	Since January 2002, Senior Manager of Accenture, LLP. From September 1998 to December 2001, Special Projects Advisor to Accenture, LLP.	None

*	Mr. Dougherty is deemed to be an “interested person” of each Fund under the 1940 Act because of his position with the Adviser.

**	The address of each Director is 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

***	As defined below.
      In addition to Mr. Dougherty, the Funds’ other executive officers are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael S. Minces. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Blackburn and Minces as reported by them to the Funds.

Principal Occupation(s)
Name (Age)	Position(s) held with the Funds	During the Past Five Years

James D. Dondero (42)	President of PHY since January 2000 and of CNN since July 2001.	President and Managing Partner of the Adviser. Director of Heritage Bank. Director and Chairman of Heritage Bankshares, Inc.

Mark K. Okada (44)	Executive Vice President of PHY since January 2000 and CNN since July 2001.	Chief Investment Officer of the Adviser. Director of Heritage Bank and Heritage Bankshares, Inc.

M. Jason Blackburn (28)	Secretary and Treasurer of each Fund since March 2003.	Assistant Controller of the Adviser. From September 1999 to October 2001, he was an accountant for KPMG LLP.

Michael S. Minces (30)	Chief Compliance Officer of the Funds since October 2004.	From October 2003 to August 2004, associate at Akin Gump Strauss Hauer & Feld LLP (law firm). From October 2000 to March 2003, associate at Skadden, Arps, Slate, Meagher & Flom LLP (law firm). Previously, he attended The University of Texas at Austin School of Law.

      The address of Messrs. Dondero, Okada, Blackburn and Minces is 13455 Noel Road, Suite 1300, Dallas, Texas 75240.
Beneficial Ownership of Shares of PHY and CNN
      Set forth in the table below is the dollar range of Common Stock of PHY and CNN and the aggregate range of Common Stock of PHY and CNN beneficially owned by each Director or nominee.

	Dollar Range of	Dollar Range of	Aggregate Dollar Range of Common
Director	Common Stock of PHY*	Common Stock of CNN*	Stock of PHY and CNN

R. Joseph Dougherty	over $100,000	over $100,000	over $100,000
Timothy K. Hui	$1 - $10,000	$1 - $10,000	$1 - $10,000
Scott F. Kavanaugh	$10,001 - $50,000	-0-	$10,001 - $50,000
James F. Leary	$1 - $10,000	-0-	$1 - $10,000
Bryan A. Ward	$1 - $10,000	$1 - $10,000	$1 - $10,000

*	Valued as of March 18, 2005. Except as otherwise indicated, each person has sole voting and investment power.
      As of March 18, 2005, Directors and officers of each Fund, as a group, owned 2.23% of PHY’s outstanding Common Stock and 2.27% of CNN’s outstanding Common Stock and did not own any Preferred Shares of either Fund.
      During the fiscal year ended October 31, 2004 for PHY and December 31, 2004 for CNN, the Directors of each Fund, identified in the table set forth in “Remuneration of Directors and Executive Officers” below, met thirteen and ten times, respectively. During those specified fiscal years for PHY and CNN, each Director attended at least 75% of the meetings of the Board (held during the period he was a Director) and 75% of the meetings held by a committee of the Board on which he served (during the period that he served). Although the Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders, all of the five Directors attended last year’s Annual Meeting of Stockholders.
      The Board of Directors of each Fund has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is currently comprised of all of the Board members who are not “interested persons” of the Funds, as defined in the 1940 Act (the “Non-Interested Directors”), who are also “independent” as defined by the NYSE. Pursuant to the Audit Committee Charter adopted by each Fund’s Board, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The Audit Committee for PHY met four times in fiscal 2004. The Audit Committee for CNN met three times in fiscal 2004, and each Audit Committee member attended all of the meetings. The Audit Committee Charter was attached as Appendix A to last year’s Proxy Statement dated May 21, 2004.
      Each Fund’s Nominating Committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. A copy of the Funds’ Nominating Committee Charter and Procedures was attached as Exhibit B to last year’s Proxy Statement dated May 21, 2004 (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by stockholders, the Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Nominating Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, Two Galleria Tower, Suite 1300, 13455 Noel Road, Dallas, Texas 75240, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee did not meet in fiscal 2004 for PHY or CNN.
      The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met four times in fiscal 2004 for PHY and did not meet in fiscal 2004 for CNN.
Remuneration of Directors and Executive Officers
      The executive officers of the Funds and Interested Directors receive no direct remuneration from the Funds. Currently, Non-Interested Directors of PHY and CNN are compensated at the rate of $15,000 and $5,000 annually, respectively. Prior to October 29, 2004, Non-Interested Directors of PHY were compensated at an annual rate of $10,000 and received per meeting fees of $2,000 for in-person meetings and $1,000 for telephone meetings, and PHY Audit Committee members received $1,000 for each Audit Committee meeting attended. Prior to October 29, 2004, Non-Interested Directors of CNN were compensated at an annual rate of $10,000. Directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.
      The following table summarizes the compensation paid by each Fund to its Directors and the aggregate compensation paid by the Highland Fund Complex1 to the Directors during the year ended December 31, 2004.

			Aggregate Compensation from
Director	Compensation from PHY	Compensation from CNN	Highland Fund Complex

R. Joseph Dougherty	$0	$0	$0
Timothy K. Hui	$32,750	$8,750	$62,833
Scott F. Kavanaugh	$30,750	$8,750	$60,833
James F. Leary	$30,750	$8,750	$60,833
Bryan A. Ward	$30,750	$8,750	$60,833

[1]	The “Highland Fund Complex” consists of the following funds: PHY, CNN, Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund and Highland Institutional Floating Rate Income Fund.
Share Ownership and Certain Beneficial Owners
      To each Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or Preferred Shares of each Fund as of the Record Date, other than Cede & Co., which held of record 74.91% of the outstanding shares of Common Stock of CNN and 100% of the outstanding Preferred Shares of CNN, and 95.06% of the outstanding shares of Common Stock of PHY and 100% of the outstanding Preferred Shares of PHY. The Adviser beneficially owned 65,379 shares of Common

Stock, or .23% of the outstanding shares of Common Stock, of PHY as of the Record Date. The Adviser did not beneficially own any shares of Common Stock of CNN, or any Preferred Shares of either Fund, as of the Record Date.
Compliance With Section 16(a) of the Securities Exchange Act of 1934
      To each Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), during the fiscal year ended October 31, 2004 for PHY and during the fiscal year ended December 31, 2004 for CNN. In making this disclosure, each Fund has relied solely on representations of its current Directors, officers and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.
Required Vote
      The election of Mr. Dougherty as a Class I Director of CNN requires the affirmative vote of the holders of a majority of the Common Stock and Preferred Shares of CNN, voting together as a single class, represented in person or by proxy at the Annual Meeting and entitled to vote. For Class II Directors of PHY and CNN, the election requires the affirmative vote of the holders of a majority of the Common Stock of PHY and CNN, respectively, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Kavanaugh, and the holders of a majority of the Preferred Shares of PHY and CNN, respectively, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Hui. For Class III Directors of CNN, the election requires the affirmative vote of the holders of a majority of the Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Leary, and the holders of a majority of the Preferred Shares, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Ward.
      THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE AS DIRECTOR.
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      At meetings held on September 10, 2004 (for PHY) and March 4, 2005 (for CNN), each Fund’s Audit Committee approved and each Fund’s Board, including a majority of Non-Interested Directors, ratified the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2005 for PHY and December 31, 2005 for CNN. A representative of Deloitte & Touche will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing each Fund’s audited financial statements for the fiscal year ended October 31, 2004 for PHY and December 31, 2004 for CNN, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. A copy of the Committees’ report follows.
      On September 5, 2003, PHY replaced Ernst & Young LLP (“Ernst & Young”) as its independent auditors with Deloitte & Touche as its new independent auditors. The reports of Ernst & Young on PHY’s financial statements for the fiscal years ended October 31, 2001 and October 31, 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2001 and October 31, 2002 and through September 5, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report on the financial statements for the relevant year or period, and there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act. The decision to change PHY’s independent auditors was approved by PHY’s Audit Committee and ratified by PHY’s Board of Directors, who subsequently accepted the resignation of Ernst & Young as PHY’s independent auditors.
      PHY, by action of its Board of Directors, engaged Deloitte & Touche as the independent auditors for purposes of auditing PHY’s financial statements for the fiscal year ending October 31, 2003. During the fiscal years ended October 31, 2001 and October 31, 2002 and through September 5, 2003, neither PHY, nor anyone on PHY’s behalf has consulted Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on PHY’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
Independent Auditor Fees and Services
      The following chart reflects fees to Deloitte & Touche and Ernst & Young, as applicable, in each Fund’s last two fiscal years. On and after May 6, 2003, 100% of all services provided by Deloitte & Touche or Ernst & Young were pre-approved as required. Neither Deloitte & Touche nor Ernst & Young provided any services during the Funds’ last two fiscal years to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the relevant Fund.

	PHY(1)		CNN(2)

Audit Fees	$29,000		$36,000
Audit-Related Fees	$14,900	(3)	$26,200	(3)
Tax Fees	$4,600	(4)	$4,600	(4)
All Other Fees	$14,900	(5)	$17,200	(5)
Aggregate Non-Audit Fees	$34,400		$48,000

(1)	For each of the fiscal years ended October 31, 2003 and October 31, 2004.

(2)	For each of the fiscal years ended December 31, 2003 and December 31, 2004.

(3)	Services to the Funds consisted of review of quarterly regulatory filings.

(4)	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

(5)	These services consisted of agreed-upon procedures related to compliance with rating agency guidelines for the Preferred Shares.

REPORT OF THE AUDIT COMMITTEES
      The Audit Committee oversees each Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of each Fund’s financial statements, each Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, each Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
      In the performance of its oversight function, each Committee has considered and discussed the October 31, 2004 (PHY) and December 31, 2004 (CNN) audited financial statements with management and with Deloitte & Touche, each Fund’s independent registered public accounting firm. Each Committee has also discussed with Deloitte & Touche the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Each Committee reviewed with Deloitte & Touche, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committees reviewed the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by Deloitte to each Fund is compatible with maintaining Deloitte & Touche’s independence, and has discussed with Deloitte & Touche the independence of the independent registered public accounting firm.
      Each Committee discussed with Deloitte & Touche the overall scope and plans for the audit. The Committees meet with Deloitte & Touche, with and without management present, to discuss the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of each Fund’s financial reporting.
      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, each Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to Stockholders for each Fund for the fiscal years ended October 31, 2004 for PHY and December 31, 2004 for CNN and as filed with the Securities and Exchange Commission.
      Stockholders are reminded, however, that the Members of each Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committees rely without independent verification on the information provided to them and on the representations made by management and Deloitte & Touche. Accordingly, each Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that each Fund’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member
ANNUAL REPORT
      Copies of PHY’s Annual Report for the Fiscal Year Ended October 31, 2004 and CNN’s Annual Report for the Fiscal Year ended December 31, 2004 are available upon request, without charge, by writing to the respective Fund at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, or by calling 1-877-532-2834.
OTHER MATTERS TO COME BEFORE THE MEETING
      The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.
ADDITIONAL INFORMATION
      Any proposals of stockholders that are intended to be presented at the Funds’ 2006 Annual Meeting of Stockholders must be received at the Funds’ principal executive office no later than December 6, 2005 and must comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is February 21, 2006.
      Stockholders of a Fund who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, Two Galleria Tower, Suite 1300, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

By Order of the Board of Directors

/s/ JAMES D. DONDERO

James D. Dondero
President
Dallas, Texas
April 7, 2005

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

COMMON STOCK
Mark box at right if an address or comment has been noted on the reverse side of this card.  ☐
CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here
☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1A.	With respect to the proposal to elect Mr. Scott F. Kavanaugh as a Class II Director:
For     ☐          Withhold Authority     ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.
RECORD DATE SHARES:

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Annual Meeting of Stockholders — May 20, 2005
Common Stock Proxy Solicited on Behalf of Board of Directors
The undersigned holder of shares of Common Stock of Prospect Street® High Income Portfolio Inc., a Maryland corporation (“PHY”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at the Hilton Suites, Dallas Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 20, 2005, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
      THIS PROXY IS SOLICITED BY PHY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

PREFERRED SHARES
Mark box at right if an address or comment has been noted on the reverse side of this card.  ☐
CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here
☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1A.	With respect to the proposal to elect Mr. Timothy K. Hui as a Class II Director:
For     ☐          Withhold Authority     ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.
RECORD DATE SHARES:

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Annual Meeting of Stockholders — May 20, 2005
Preferred Shares Proxy Solicited on Behalf of Board of Directors
The undersigned holder of shares of Preferred Shares of Prospect Street® High Income Portfolio Inc., a Maryland corporation (“PHY”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at the Hilton Suites, Dallas Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 20, 2005, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all Preferred Shares of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
      THIS PROXY IS SOLICITED BY PHY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?

PROSPECT STREET® INCOME SHARES INC.

COMMON STOCK
Mark box at right if an address or comment has been noted on the reverse side of this card.  ☐
CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here
☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1B.	With respect to the proposal to elect Mr. R. Joseph Dougherty as a Class I Director:
For     ☐          Withhold Authority     ☐
With respect to the proposal to elect Mr. Scott F. Kavanaugh as a Class II Director:
For     ☐          Withhold Authority     ☐
With respect to the proposal to elect Mr. James F. Leary as a Class III Director:
For     ☐          Withhold Authority      ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.
RECORD DATE SHARES:

PROSPECT STREET® INCOME SHARES INC.
Annual Meeting of Stockholders — May 20, 2005
Common Stock Proxy Solicited on Behalf of Board of Directors
The undersigned holder of shares of Common Stock of Prospect Street® Income Shares Inc., a Maryland corporation (“CNN”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at the Hilton Suites, Dallas Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 20, 2005, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
      THIS PROXY IS SOLICITED BY CNN’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?

PROSPECT STREET® INCOME SHARES INC.

PREFERRED SHARES
Mark box at right if an address or comment has been noted on the reverse side of this card.  ☐
CONTROL NUMBER:

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here
☒     PLEASE MARK VOTES AS IN THIS EXAMPLE

1B.	With respect to the proposal to elect Mr. R. Joseph Dougherty as a Class I Director:
For     ☐          Withhold Authority     ☐
With respect to the proposal to elect Mr. Timothy K. Hui as a Class II Director:
For     ☐          Withhold Authority     ☐
With respect to the proposal to elect Mr. Bryan A. Ward as a Class III Director:
For     ☐          Withhold Authority     ☐

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.
RECORD DATE SHARES:

PROSPECT STREET® INCOME SHARES INC.
Annual Meeting of Stockholders — May 20, 2005
Preferred Shares Proxy Solicited on Behalf of Board of Directors
      The undersigned holder of shares of Preferred Shares of Prospect Street® Income Shares Inc., a Maryland corporation (“CNN”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at the Hilton Suites, Dallas Room, 13402 Noel Road, Dallas, Texas 75240, on Friday, May 20, 2005, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all Preferred Shares of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
      THIS PROXY IS SOLICITED BY CNN’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?	Do you have any comments?